Exhibit 10.40

FORM OF SECURITIES PURCHASE AGREEMENT

                This Securities Purchase Agreement (this “Agreement”) is dated as of July 25, 2007, between Alfacell Corporation, a Delaware corporation (the “Company”), and Unilab LP, a limited partnership organized under the laws of Maryland (the “Purchaser”).

                WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company shares of common stock of the Company, as more fully described in this Agreement.

                NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

                1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

                                “Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

                                “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

                                “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                                “Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.

                                “Closing Date” means July 25, 2007.

                                “Commission” means the United States Securities and Exchange Commission.

                                “Common Stock” means the common stock of the Company, $.001 par value per share.

                                “Distribution Agreement” means the Distribution and Marketing Agreement of even date herewith between the Company and the Purchaser’s affiliate, USP Pharma Spolka Z.O.O.

                                “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                                “Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

                                “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                                “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                                “Securities Act” means the Securities Act of 1933, as amended.

                                “Shares” means the shares of Common Stock issued to the Purchaser pursuant to this Agreement. The Shares shall have the same voting rights as the shares of Common Stock outstanding as of the date hereof.

                                “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

                                “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

ARTICLE II.
PURCHASE AND SALE

                2.1           Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Purchaser an aggregate of 553,360 Shares for a per Share purchase price of $2.53 and an aggregate purchase price of $1,400,000.

                2.2           The Closing shall take place at the offices of Heller Ehrman LLP, 7 Times Square, New York, NY 10036 on the Closing Date or at such other location or time as the parties may agree.

                2.3           Closing Deliveries. (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                                                (i)            a certificate evidencing 553,360 Shares.

                                (b)           At the Closing, the Purchaser shall deliver or cause to be delivered to the Company the following:

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                                                (i)            $1,400,000, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

                3.1           Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

                                (a)           Subsidiaries. The Company has no direct or indirect subsidiaries.

                                (b)           Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

                                (c)           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection herewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                                (d)           No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

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                                (e)           Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the application(s) to the Trading Market on which the Common Stock is listed for trading for the listing of the Shares for trading thereon in the time and manner required thereby; and (ii) the filing with the Commission of a Form D and the applicable blue sky forms in the relevant states.

                                (f)            Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.

                                (g)           Capitalization. As of June 15, 2007, the Company’s capitalization is as set forth in Schedule 3.1(g). Except as disclosed in Schedule 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in Schedule 3.1(g), the issue and sale of the Shares will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                                (h)           SEC Reports; Financial Statements. The Company has informed the Purchaser of the accessibility of all of its financial documents and any other periodic report, current report or definitive proxy statement required to be filed with the SEC at www.sec.gov. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Notwithstanding anything to the contrary in this Agreement, the Company’s current financial performance may vary materially from expectations disclosed in the Company’s SEC Reports and other publicly released information by the Company.

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                                (i)            Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or outstanding options and warrants.

                                (j)            Litigation. Except as set forth in the SEC Reports, there is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Shares or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

                                (k)           Labor Relations. Except as disclosed in the SEC Reports, no material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                                (l)            Compliance. Except as disclosed in the SEC Reports, the Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is not or has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder promulgated by the Commission, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect. The Company and the development and manufacture of its products comply with any and all applicable requirements of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. § 301, et seq., any applicable rules and regulations of the Food and Drug Administration promulgated thereunder, and any similar laws outside of the United States to which the Company is subject, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

                                (m)          Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

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                                (n)           Title to Assets. The Company has good and marketable title in fee simple to all real property owned by it that is material to its business and good and marketable title in all personal property owned by it that is material to its business, in each case free and clear of all Liens, except for Liens disclosed in the SEC Reports and Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. Except as disclosed in the SEC Reports, all real property and facilities held under lease by the Company are held under valid, subsisting and enforceable leases of which the Company is in substantial compliance.

                                (o)           Patents and Trademarks. To the knowledge of the Company, the Company owns, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights and other similar rights (collectively, the “Intellectual Property Rights”) that are necessary for conducting its business as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company has not received a written notice that the Intellectual Property Rights used by the Company violate or infringe upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                                (p)           Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                                (q)           Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                                (r)            Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

                                (s)           Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the NASDAQ Capital Market. The issuance and sale of the Shares under this Agreement do not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted or any other Trading Market with whom the Company may be in formal discussions regarding the listing of the Common Stock, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Purchaser the number of Shares contemplated by this Agreement.

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                                (t)            Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

                                (u)           Disclosure. The Company understands and confirms that the Purchaser will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company in writing to the Purchaser (including the Company’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                3.2           Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

                                (a)           Authority. The Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

                                (b)           Investment Intent. The Purchaser is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to the Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                                (c)           Purchaser Status. At the time the Purchaser was offered the Shares, it was, and at the date hereof and as of the Closing Date it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

                                (d)           General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                                (e)           Access to Information. The Purchaser acknowledges that it has reviewed the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in this Agreement. The Purchaser acknowledges that in connection with its evaluation of the product that is the subject matter of the Distribution Agreement it received confidential information concerning such product and the Company which could be viewed as material non-public information.

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                                (f)            Disclosure. The Purchaser understands and confirms that the Company will rely on the foregoing representations and covenants of the Purchaser in evaluating whether or not registration is required under the Securities Act for the offer, sale and issuance of the Shares to the Purchaser as contemplated herein.

                                (g)           Suitability and Sophistication. The Purchaser has such knowledge, sophistication and experience in financial and business matters that it is capable of independently evaluating the risks and merits of purchasing the Shares, and it has sufficient financial resources to bear the loss of its entire investment in the Shares.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

                4.1           (a)           The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Shares other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

                                (b)           Certificates evidencing the Shares will contain the following legend, so long as is required by this Section 4.1(b):

                THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                4.2           Securities Laws Disclosure; Publicity. The Company will issue a press release disclosing the transactions contemplated hereby and file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby. The Company will file this Agreement and the Distribution Agreement with the Commission. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed.

                4.3           Use of Proceeds. The Company will utilize the proceeds it receives from the sale of the Shares hereunder for general corporate purposes, including without limitation for research and development of its technologies and products.

ARTICLE V.
MISCELLANEOUS

                5.1           Entire Agreement. This Agreement and the Distribution Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements

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and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents and exhibits.

                5.2           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Alfacell Corporation 300 Atrium Drive, Somerset, NJ 08873 Attn: Chief Executive Officer Facsimile No.: (973) 748-1355

With a copy to:	Heller Ehrman LLP 7 Times Square New York, NY 10036 Attn: Kevin T. Collins Facsimile No.: (212) 847-8742

If to the Purchaser:	Unilab LP 966 Hungerford Drive, Suite 3B Rockville, Maryland 20850

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                5.3           Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the Party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

                5.4           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

                5.5           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

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                5.6           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                5.7           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

                5.8           Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing Date and the delivery of the Shares.

                5.9           Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create the valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

                5.10         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ALFACELL CORPORATION

/s/ Kuslima Shogen

Name:	Kuslima Shogen
Title:	Chief Executive Officer

UNILAB LP

Name:
Title:
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